SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):
                                ----------------
                                  April 2, 2004


                         Commission file number 0-49659

                                    XRG, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)



                 DELAWARE                               58-2583457
             ----------------                         --------------
   (State or other  jurisdiction of                 (I.R.S.  Employer
    incorporation or organization)                 Identification No.)


              5301 Cypress Street, Suite 111, Tampa, Florida 33607
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 637-0700
                                 --------------
                           (Issuer's telephone number)

Item 1.  Changes in Control of Registrant

         On April 29, 2004, the Registrant completed the last of its acquisitions, which utilized funds provided by Barron Partners, LP (the "Investor") pursuant to a Stock Purchase Agreement, dated March 31, 2004 between the Registrant and Investor, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference. Under the terms of this Agreement, the Registrant is obligated to issue the Investor 108,333,333 shares of its Common Stock for an aggregate purchase price $3,250,000. See Item 5 below for a more detailed description of the acquisitions and related use of Investor funds provided under the Stock Purchase Agreement.

         The Registrant has also issued the Investor two (2) warrants exercisable for shares of its Common Stock (the "A Warrant" and "B Warrant" - collectively the "Warrants"). The A Warrant grants the Investor the right to acquire up to 54,166,000 shares of the Registrants Common Stock at an exercise price of $.10 per share. The B Warrant grants the Investor the right to purchase up to 54,166,000 shares of Common Stock at an exercise price of $.25 per share. Each of the Warrants contains a cashless exercise provision. Each of the Warrants is callable by the Company if the closing market price of the Common Stock exceeds $1.00 for the A Warrant and $2.00 for the B Warrant for twenty
(20) consecutive trading days. Each of the Warrants contains proportionate ratcheting anti-dilution protection for future issuances of equity securities and for the Registrant's failure to meet certain earnings per share projections. Copies of the A Warrant and B Warrant are attached hereto as Exhibits 10.2 and
10.3 and are incorporated herein by reference.

         The Registrant and the Investor also entered into a Registration Rights Agreement. The Registrant is obligated to file a Registration Statement within ninety (90) days of the final acquisition closing, or on or about July 27, 2004 for the purpose of registering for resale the common shares and the shares underlying the Warrants issued to the Investor. The Registration Rights Agreement contains a liquidated damages provision if the Registrant fails to have the subject Registration Statement declared effective on or before December 26, 2004 and to maintain the effectiveness of said Registration Statement for two (2) years. The Investor is also granted incidental piggyback registration rights. A copy of the Registration Rights Agreement is attached hereto as
Exhibit 10.4 and incorporated herein by reference.

         In connection with the Stock Purchase Agreement, the Registrant has agreed to cause the appointment of at least three (3) independent directors and to appoint an audit committee and compensation committee consisting of a majority of outside members. If no such directors are appointed, the Registrant shall pay to the Investor, pro rata, as liquidated damages an amount equal to twenty four percent (24%) of the purchase price per annum, payable monthly. Provided that the Company complies with the independent director covenant, the Investor has agreed to allow up to fifteen percent (15%) of the voting rights for its shares to be voted by the Company's Board of Directors for one (1) year.

         The Investor also required that certain of the Company's current insiders agree to cancel all of their shares of Series A Preferred Stock in exchange for 15,000,000 shares of Common Stock. The Registrant has also agreed not to issue any shares of Preferred Stock for a period of one (1) year. No insiders may sell any of their securities prior to November 30, 2004.

         The Investor has also required that the Registrant eliminate the floating conversion feature for all outstanding securities. To date, the Registrant has reached agreements with the holders of $445,000 of outstanding convertible notes with floating conversion features to convert such notes into an aggregate of 2,225,000 common shares, which equates to a fixed conversion price of $ 0.20 per share.

         The Common Stock and the Warrants were issued to the Investor in a private placement transaction pursuant to Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended. The Investor has represented that it is an "accredited investor" as that rule is defined under Rule 501(a) of Regulation D. As a direct result of the transactions referred to above, Barron Partners, LP, became a "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended.

         The following table sets forth certain information, on a pro forma basis, regarding the proforma capitalization of the Registrant after giving effect to the transactions contemplated by the Stock Purchase Agreement:

Proforma XRG Capitalization Table



                           Description                                         # of Common Shares
                           -----------                                         ------------------
Common shares issued and outstanding as of April 29, 2004.                           31,800,000

Common shares issuable to Investor pursuant to Stock Purchase Agreement.            108,333,333

Common shares issuable to Messrs. Brennan,
Huggins, and Couture in exchange for Series A
Preferred Stock.                                                                     15,000,000

Common shares issuable in connection with the conversion of outstanding notes
to-date.                                                                              2,225,000

Common shares issued in connection with acquisitions as described in Item 5
below.                                                                               11,250,000

Common shares issuable for broker and finder fees on acquisitions
and funding                                                                          11,183,333

Common shares issuable pursuant to various equity investments                           650,000



Common shares issuable for Acquisition Agreement Addendums and
deletion of true-up provisions - R&R Express Intermodal, Inc. &                         850,000
J. Bently Companies, Inc.


                                                             Total
                                                                                    181,291,666
                                                                               ==================

Note: This table excludes outstanding warrants, options and convertible notes.

         Messrs. Brennan, Huggins and Couture who previously owned 5,900,000 shares of the Registrant's Common Stock and 5,000,000 shares of Series A Preferred Stock with ten (10) votes per share, or approximately 77.2% of the Registrant's outstanding voting equity securities(as of February 17, 2004) have approved an amendment to the Registrant's Certificate of Incorporation, which will increase our authorized number of shares from 100,000,000 common shares to 300,000,000 common shares. On April 23, 2004, the Registrant filed a Preliminary
Schedule 14C, which contains an Information Statement relating to the increase in the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 shares. The Registrant anticipates commencing mailing this Information Statement to all of its common shareholders on or about May 14, 2004.

Item 2.  Acquisition or Disposition of Assets

The Registrant has or intends to use the proceeds from the Stock Purchase Agreement described in Item 1 above in connection with the acquisition of the five truckload carriers as summarized below.

                                                                                   Long Term
                                                        Common   Working           Debt/Equipment
                         Structure of        Cash @     Shares   Capital    Broker Leases Assumed   Type of
  Acquisition            Transaction         Close      Issued Contribution Fees  (Estimate)       Equipment           Equipment
--------------------- -------------------- ---------- --------- ---------- ------- ---------- - ------------------- ----------------
RSV, Inc.                 Merger                   0  2,000,000  $175,000  $15,750 $2,148,889   Van/Asset based         42 Tractors
Express Freight
Ssystems, Inc.            Merger          $2,000,000  7,500,000   300,000  207,000  2,980,000 * Van/Non-asset based     120-130 O/O

Highway Transport, Inc.   Asset Purchase           0    350,000   175,000   15,750  1,365,591   Flatbed/Asset based     20 Tractors
                                                                                                                           & 10 O/O
Highbourne Corporation    Asset Purchase           0    200,000   175,000   15,750          0   Van/Non-asset based       40-50 O/O
Carolina Truck
Connection, Inc.          Asset Purchase           0  1,200,000   156,000   14,750    473,763   Van/Asset based         20 Tractors
--------------------- -------------------- ---------- --------- ---------- ------- ---------- - ------------------- ----------------
                                          $2,000,000 11,250,000  $981,000 $269,000 $6,968,243

* Relates to a Master Lease agreement for approximately 270 trailers to be paid @ $55,000 per month for 36 months with a $1,000,000 buyout payment at the end of the lease.

Set forth below is a brief narrative description of each truckload carrier and certain of the material terms and conditions relating to each acquisition. This discussion is qualified in its entirety by the underlying agreements relating to each acquisition which are included as exhibits to this Form 8-K, the terms of which are incorporated herein by reference.

o        MERGER WITH EXPRESS FREIGHT SYSTEMS, INC.

The Registrant acquired Express Freight Systems, Inc. on April 21, 2004. Pursuant to the terms of a Merger Agreement, Express Freight Systems, Inc., a Tennessee corporation ("EFS") was the survivor in a merger with a subsidiary of the Registrant. EFS is now a wholly-owned subsidiary of the Registrant. EFS is based in Chattanooga, Tennessee. EFS has an operator base fleet with a pool of approximately 270 trailers which shall be leased to the Registrant from an entity owned by the prior shareholders of EFS pursuant to a Master Equipment Lease Agreement ("MELA"). The MELA requires the Company to pay Express Leasing Systems, Inc. approximately $55,000 per month for a term of 36 months. This MELA contains a $1,000,000 buyout payment at termination of the equipment lease agreement.

Pursuant to the terms of the EFS Merger Agreement $2,000,000 from the Stock Purchase Agreement was paid to the shareholders of EFS. In addition EFS shareholders were issued 7,500,000 shares of the Registrant's common stock. $300,000 of the proceeds from the Stock Purchase Agreement has been allocated to working capital and startup cash requirements relating to EFS.

EFS, as a wholly-owned subsidiary of the Registrant entered into 6 new employment agreements with the former shareholders and key employees of EFS. The major shareholder of EFS agreed to a 3 year employment agreement. All other individuals have 10 year employment agreements. Annual compensation ranges from $125,000 to $250,000 per annum. The agreements contain nondisclosure and restrictive covenant arrangements. If the agreements are terminated for any reason other than cause, the employees are due compensation for the remainder of the employment agreement's term. The Registrant has also agreed to allocate up to 3,750,000 shares under its Equity Incentive Plan for the employees of EFS which shall be allocated at the discretion of the President of EFS.

The Merger Agreement provides the Registrant with certain rights of indemnification in connection with the breach of a representation or warranty by EFS or its shareholders. The Registrant has withheld $100,000 in a cash escrow agreement to satisfy unpaid taxes and other liabilities. The Registrant has also issued a blanket corporate guaranty pursuant to which the Registrant guarantees all obligations of the Registrant or its subsidiary pursuant to the terms of the Merger Agreement, including but not limited to, the MELA, lease for the EFS offices, which are owned by the wife of the major EFS shareholder and the employment agreements. The Registrant's blanket guaranty also contains cross default provisions.

Management estimates EFS's annual revenues at approximately $18,000,000 as of its most current year. A segment of EFS business is involved in warehousing and storage. These operations should be compatible and enhance the Registrant's current operations. EFS also has a location in Long Beach, California. The merger with EFS is the Registrant's most significant acquisition.

o        MERGER WITH RSV, INC.
         ---------------------

The Registrant acquired RSV, Inc. on April 29, 2004. Pursuant to the terms of the Merger Agreement, RSV, Inc., a Tennessee corporation ("RSV") was the survivor in a merger with a subsidiary of the Registrant. RSV is now a wholly-owned subsidiary of the Registrant. The Registrant issued a total of 2,000,000 of its common stock to the two RSV shareholders. There was no cash paid at closing to the RSV shareholders. The Registrant is obligated to remove the majority RSV shareholder as a guarantor on approximately $2,000,000 of RSV debt within 45 days. In order to secure this obligation the Registrant has placed the RSV shares it acquired pursuant to the Merger Agreement in escrow. The Registrant's failure to consummate a refinancing, payoff or satisfaction of the RSV debt within such timeframes entitles the RSV shareholder, subject to the terms and conditions of the stock escrow agreement, to a return of the RSV shares. Although the Registrant believes it will be able to refinance the subject debt, based upon current communications with lenders and financing sources, there is no assurance that such refinancing will occur within the agreed upon timeframes. The failure to consummate a refinancing, satisfaction or payoff of such liabilities could potentially result in the unwinding of this acquisition because the former RSV shareholder would have the right to a return of the RSV shares to him from escrow.

RSV is a van/asset based carrier with approximately 42 tractors headquartered in Kings Point, Tennessee. The Registrant estimates RSV's annual revenues at approximately $5,000,000.

o        ASSET ACQUISITION OF HIGHWAY TRANSPORT, INC.
         --------------------------------------------

Effective April 2, 2004 we acquired certain of the assets and assumed certain of the liabilities of Highway Transport, Inc., an Alabama corporation ("HTI"). We issued the shareholders of HTI 350,000 shares of our restricted common stock. We assumed approximately $1,360,000 of HTI's obligations relating to its equipment and other commercial obligations. We also entered into a commercial sublease agreement for the HTI facilities with one of the HTI shareholders. This sublease has a term through March 31, 2006 with monthly fixed annual rent of $1,750 per month. The Registrant also entered into 3 year employment agreements with the two HTI shareholders. One employment agreement has annual compensation of $125,000, the other employment agreement has annual compensation of $75,000. HTI primarily operates a flatbed operation.

o        ASSET ACQUISITION OF HIGHBOURNE CORPORATION
         -------------------------------------------

Effective April 2, 2004 we closed an asset acquisition agreement with Highbourne Corporation, an Illinois corporation ("HBC"). We issued a total of 200,000 shares of restricted common stock to the two stockholders of HBC. Inasmuch as this is a non-asset based carrier we did not assume any long-term equipment or other liabilities in connection with this acquisition. We agreed to lease the current HCB facilities from one of the HBC shareholders for a 24 month term with

$3,000 monthly payments. We entered into two year employment agreements with each of the HBC shareholders at rates of $32,000 and $85,000 per annum respectively. We have also agreed to pay the major HBC shareholder an annual commission equal to two percent of the gross revenue billed each year through the HBC operation in the form of our restricted common stock valued at market on the day of payment. The Registrant also agreed to a quarterly bonus program based upon quarterly operating results.

o        ASSET ACQUISITION OF CAROLINA TRUCK CONNECTION, INC.
         ----------------------------------------------------

On April 29, 2004 we closed an Asset Purchase Agreement with Carolina Truck Connection, Inc., a North Carolina corporation ("CTC"). The Registrant issued 1,200,000 shares of its restricted common stock to the two shareholders of CTC. We assumed approximately $474,000 of long-term debt and equipment leases relating to this Asset Purchase Agreement with CTC. The Registrant is obligated to remove the majority CTC shareholder as a guarantor on this debt within 45 days. This period can be extended for an additional 45 days if the Registrant is able to establish commercially reasonable best efforts in facilitating a pay-off, refinancing or satisfaction of this debt. In order to secure this obligation the Registrant has granted the CTC shareholder a security interest in the acquired assets and equipment from CTC pursuant to the Asset Purchase Agreement. The Registrant's failure to consummate a refinancing, pay-off or satisfaction of the CTC debt within such timeframe entitles the CTC shareholder, subject to the terms and conditions of the Security Agreement, to a return of the CTC assets and equipment. Although the Registrant believes it will be able to refinance the subject debt, based upon current communications with lenders and financing sources, there is no assurance that such financing will occur within the agreed upon timeframes. The failure to consummate a refinancing, satisfaction or pay-off of such liabilities could result in a foreclosure upon the CTC equipment and assets pursuant to the terms of the related Security Agreement. We also entered into employment/consulting agreements with the CTC shareholders.

There were a total of 14 individuals who were issued our shares to in connection with the above-referenced acquisitions. We obtained investor representations from each of these individuals. For the issuance of all such shares we relied upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 7.  Financial Statements, Pro Form Financial Instructions and Exhibits

         (a) Financial Statements of Business Acquired.

                  It is not practicable to file the required historical financial statements of the acquisitions identified in Item 2 above at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

         (b) Pro Form Financial Information.

                  It is not practicable to file the required pro forma financial information of the acquisitions identified in Item 2 above at this time. Accordingly, pursuant to Item 7(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

         (c) Exhibits.

                  The following exhibits related to the above transactions will be filed by amendment under cover of Form 8-K/A as soon as practicable:

                                 Item 1 Exhibits
                                 ---------------

Exhibit No.               Identification of Exhibit

10.1 Form of Stock Purchase Agreement between XRG, Inc. and Barron Partners, LP, dated March 31, 2004.

10.2 Form of Series A Common Stock Purchase Warrant, issued to Barron Partners, LP.

10.3 Form of Series B Common Stock Purchase Warrant, issued to Barron Partners, LP.

10.4 Registration Rights Agreement by and between XRG, Inc. and Barron Partners, LP.

                                 Item 2 Exhibits
                                 ---------------

                          Express Freight Systems, Inc.
                          -----------------------------

Exhibit No.               Identification of Exhibit

10.5 Agreement and Plan of Merger by and among XRG, Inc., XRG Acquisition Sub I, Inc., Express Freight Systems, Inc. and the Shareholders of Express Freight Systems, Inc., originally dated January 31, 2004.

10.6 Addendums to Agreement and Plan of Merger, dated March 29, 2004 and April 21, 2004.

10.7 Articles of Merger between XRG Acquisition Sub I, Inc. and Express Freight Systems, Inc., filed April 21, 2004 - including Plan of Merger.

10.8 Master Equipment Lease Agreement by and between Express Leasing Systems, Inc. and Express Freight Systems, Inc., dated April 21, 2004.

10.9 Employment Agreement between Express Freight Systems, Inc. and John Limerick, Sr.

10.10 Employment Agreement between Express Freight Systems, Inc. and Matthew Limerick.

10.11     Employment Agreement between Express Freight Systems, Inc. and Gregory
          L. Poe.

10.12 Employment Agreement between Express Freight Systems, Inc. and John Limerick, III

10.13     Employment Agreement between Express Freight Systems, Inc. and Douglas
          F. Arnell.

10.14     Employee  Agreement  between  Express Freight  Systems,  Inc. and Mark
          Limerick.

10.15     Blanket Corporate Guaranty of XRG, Inc.

                                RSV, Inc. Merger
                                ----------------

Exhibit No.               Identification of Exhibit

10.16 Agreement and Plan of Merger by and between XRG, Inc. and its wholly owned subsidiary XRG Acquisition Sub II, Inc. and RSV, Inc., a Tennessee corporation and its Shareholders, dated February, 2004 with Addendum, dated March 29, 2004.

10.17 Articles and Plan of Merger by and between RSV, Inc. and XRG Acquisition Sub II, Inc., filed on April 29, 2004.

10.18     Stock Escrow Agreement by and between XRG, Inc. and Richard Venable.

10.19     Noncompetition Agreement with Richard Venable.

                             Highway Transport, Inc.
                             -----------------------

Exhibit No.               Identification of Exhibit

10.21     Asset  Acquisition   Agreement  by  and  between  XRG,  Inc.,  Highway
          Transport, Inc. and the Shareholders of Highway Transport, Inc., dated March 31, 2004.

10.22 Bill of Sale, Assignment of Contract, and Assumption Agreement by and between Highway Transport, Inc. and XRG, Inc., effective April 2, 2004 (without exhibits).

10.23 Commercial Sublease Agreement, executed by XRG, Inc. in connection with Highway Transport, Inc. facilities.

10.24     Employment  Agreement by and between XRG Logistics,  Inc. and Eddie R.
          Brown.

10.25     Employment  Agreement  by and between XRG  Logistics,  Inc. and Milton
          Adams.

                             Highbourne Corporation
                             ----------------------

Exhibit No.               Identification of Exhibit

10.26 Asset Purchase Agreement dated February 28, 2004, by and between Highbourne Corporation, XRG, Inc. and the Shareholders of Highbourne Corporation.

10.27 Bill of Sale, Assignment of Contract and Assumption Agreement by and between Highbourne Corporation and XRG, Inc., effective April 2, 2004 (without exhibits).

10.28 Commercial Sublease Agreement, executed by XRG, Inc. in connection with the Sublease of the Highbourne Corporation facilities.

10.29 Employment Agreement by and between XRG Logistics, Inc. and Sherrie J. Kenner.

10.30 Employment Agreement by and between XRG Logistics, Inc. and Steven M. Orenic.

                         Carolina Truck Connection, Inc.
                         -------------------------------

Exhibit No.               Identification of Exhibit

10.31 Asset Purchase Agreement, dated February, 2004 by and among XRG, Inc., Carolina truck Connection, Inc. and the Shareholders of Carolina Truck Connection, Inc.

10.32 Bill of Sale, Assignment of Contract and Assumption Agreement by and between Carolina Truck Connection, Inc. and XRG, Inc., effective April 28, 2004 (without exhibits).

10.33 Commercial Sublease Agreement, executed by XRG, Inc. in connection with the Carolina Truck Connection, Inc. facilities.

10.34     Security Agreement by and between XRG, Inc. and Larry Puckridge.

10.34     Noncompetition and Consulting Agreement of Mr. Larry Puckridge.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     XRG, Inc.

Date:   April 29, 2004                      By:  /s/ Kevin Brennan
                                            ------------------------------------
                                                     Kevin Brennan
                                                     Chief Executive Officer




4/29/2004 4:29 PM
MTC/ej/317824